UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: January 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON ESEMPLIA EMERGING MARKETS LONG-SHORT FUND

FORM N-Q

JANUARY 31, 2013

LEGG MASON ESEMPLIA EMERGING MARKETS LONG-SHORT FUND

Schedule of Investments (unaudited)	January 31, 2013

SECURITY	SHARES	VALUE
COMMON STOCKS - 76.8%
CONSUMER DISCRETIONARY - 7.3%
Food & Staples Retailing - 1.4%
Wal-Mart de Mexico SAB de CV	80,800	$261,441

Hotels, Restaurants & Leisure - 2.9%
Genting Berhad	42,800	130,866
Sands China Ltd.	43,800	220,824	(a)
Wynn Macau Ltd.	75,200	210,898	*

Total Hotels, Restaurants & Leisure		562,588

Multiline Retail - 1.8%
S.A.C.I. Falabella	29,805	347,181

Specialty Retail - 1.2%
Foschini Ltd.	17,120	224,140

TOTAL CONSUMER DISCRETIONARY		1,395,350

CONSUMER STAPLES - 6.9%
Beverages - 3.2%
Coca-Cola Femsa SA de CV, ADR	1,795	283,753
Fomento Economico Mexicano SA de CV, ADR	3,048	328,849

Total Beverages		612,602

Food & Staples Retailing - 0.9%
Almacenes Exito S.A.	2,143	40,074
Almacenes Exito S.A., GDR	6,868	133,292	(a)

Total Food & Staples Retailing		173,366

Personal Products - 2.8%
Hengan International Group Co., Ltd.	37,400	375,427
Natura Cosmeticos SA	5,800	156,407

Total Personal Products		531,834

TOTAL CONSUMER STAPLES		1,317,802

ENERGY - 11.9%
Oil, Gas & Consumable Fuels - 11.9%
Cairn India Ltd.	38,507	234,778
China Shenhua Energy Co., Ltd., Class H Shares	41,500	178,995
CNOOC Ltd.	112,000	231,642
Ecopetrol SA, ADR	6,013	380,623
Pacific Rubiales Energy Corp.	18,979	442,792
PTT Public Co., Ltd.	15,700	179,534	(b)
Rosneft Oil Co., GDR	27,096	238,445	(a)
Tullow Oil PLC	20,278	365,991

TOTAL ENERGY		2,252,800

FINANCIALS - 22.5%
Commercial Banks - 20.5%
Agricultural Bank of China Ltd., Class H Shares	380,000	206,282
Axis Bank Ltd.	8,884	251,538
Banco do Brasil SA	15,000	183,795
China Construction Bank Corp., Class H Shares	775,870	669,285
Credicorp Ltd.	1,768	277,099
Industrial & Commercial Bank of China Ltd., Class H Shares	779,975	587,340
KB Financial Group Inc.	10,900	389,384
PT Bank Mandiri	149,000	138,444
PT Bank Rakyat Indonesia	176,000	143,655
Sberbank of Russia	25,715	93,603	(b)
Sberbank of Russia, ADR	39,216	578,436
Shinhan Financial Group Co., Ltd.	10,095	379,631

Total Commercial Banks		3,898,492

See Notes to Schedule of Investments.

LEGG MASON ESEMPLIA EMERGING MARKETS LONG-SHORT FUND

Schedule of Investments (unaudited) (cont’d)	January 31, 2013

SECURITY	SHARES	VALUE
Insurance - 2.0%
Samsung Fire & Marine Insurance Co., Ltd.	1,841	$372,790

TOTAL FINANCIALS		4,271,282

HEALTH CARE - 0.6%
Health Care Equipment & Supplies - 0.6%
Shandong Weigao Group Medical Polymer Co. Ltd., Class H Shares	120,000	115,429

INDUSTRIALS - 2.0%
Transportation Infrastructure - 2.0%
Companhia de Concessoes Rodoviarias	16,100	166,146
Grupo Aeroportuario del Sureste SA de CV, ADR	1,564	186,757
Grupo Aeroportuario del Sureste SA de CV, Series B Shares	1,500	17,918

TOTAL INDUSTRIALS		370,821

INFORMATION TECHNOLOGY - 9.8%
Communications Equipment - 1.1%
AAC Technologies Holdings Inc.	54,000	209,583

Electronic Equipment, Instruments & Components - 3.5%
Delta Electronics Inc.	57,000	206,560
Largan Precision Co., Ltd.	8,000	209,439
TPK Holding Co., Ltd.	11,000	189,254
TPK Holding Co., Ltd.	3,330	57,243	*(a)

Total Electronic Equipment, Instruments & Components		662,496

Semiconductors & Semiconductor Equipment - 5.2%
Samsung Electronics Co., Ltd.	448	595,729
Taiwan Semiconductor Manufacturing Co., Ltd.	113,000	388,447

Total Semiconductors & Semiconductor Equipment		984,176

TOTAL INFORMATION TECHNOLOGY		1,856,255

MATERIALS - 8.9%
Chemicals - 1.5%
Mexichem SA de CV	49,481	279,811

Construction Materials - 0.5%
Grasim Industries Ltd., Registered Shares, GDR	1,700	95,965	(a)

Metals & Mining - 6.9%
Gold Fields Ltd.	17,979	208,553
Gold Fields Ltd., ADR	14,692	170,721
Polymetal International PLC	17,560	298,554
POSCO	552	180,718
Severstal, GDR	20,095	250,183	(a)
Sterlite Industries India Ltd., ADR	24,790	210,467

Total Metals & Mining		1,319,196

TOTAL MATERIALS		1,694,972

TELECOMMUNICATION SERVICES - 6.1%
Diversified Telecommunication Services - 1.4%
PT XL Axiata Tbk	535,000	274,641

Wireless Telecommunication Services - 4.7%
Axiata Group Berhad	72,600	147,209
China Mobile (Hong Kong) Ltd.	24,500	269,470
Empresa Nacional de Telecomunicaciones S.A.	10,913	237,340
MTN Group Ltd.	11,787	230,734

Total Wireless Telecommunication Services		884,753

TOTAL TELECOMMUNICATION SERVICES		1,159,394

UTILITIES - 0.8%
Electric Utilities - 0.8%
Transmissora Alianca de Energia Eletrica SA	12,300	145,153

See Notes to Schedule of Investments.

LEGG MASON ESEMPLIA EMERGING MARKETS LONG-SHORT FUND

Schedule of Investments (unaudited) (cont’d)	January 31, 2013

SECURITY			SHARES	VALUE
TOTAL COMMON STOCKS (Cost - $12,338,911)				$14,579,258

PREFERRED STOCKS - 2.1%
FINANCIALS - 2.1%
Commercial Banks - 2.1%
Itau Unibanco Banco Multiple SA, ADR (Cost-$197,816)			23,599	406,611

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.2%
iShares MSCI Emerging Markets, Put @ $43.00 (Cost - $63,200)		3/16/13	80,000	46,400

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $12,599,927)				15,032,269

RATE		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 3.6%
Repurchase Agreements - 3.6%
Interest in $675,000,000 joint tri-party repurchase agreement dated 1/31/13 with RBS Securities Inc.; Proceeds at maturity - $677,002; (Fully collateralized by various U.S. government obligations, 0.000% to 11.250% due 2/15/15 to 8/15/41; Market value - $690,542) (Cost - $677,000)	0.130%	2/1/13	$677,000	677,000

TOTAL INVESTMENTS - 82.7% (Cost - $13,276,927#)				15,709,269
Other Assets in Excess of Liabilities - 17.3%				3,282,608

TOTAL NET ASSETS - 100.0%				$18,991,877

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts

See Notes to Schedule of Investments.

LEGG MASON ESEMPLIA EMERGING MARKETS LONG-SHORT FUND

Schedule of Investments (unaudited) (cont’d)	January 31, 2013

Summary of Investments by Country† As a percentage of Total Investments

China	12.5%
South Korea	12.2
Mexico	8.7
Russia	7.4
Brazil	6.7
Taiwan	6.7
South Africa	5.3
Cayman Islands	5.1
India	5.1
Chile	3.7
Indonesia	3.6
Colombia	3.5
Hong Kong	3.2
Canada	2.8
United Kingdom	2.3
Jersey	1.9
Malaysia	1.8
Peru	1.8
Thailand	1.1
United States	0.3
Short - Term Investments	4.3

100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of January 31, 2013 and are subject to change.

See Notes to Schedule of Investments.

Notes to schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Esemplia Emerging Markets Long-Short Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to schedule of Investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Common stocks:
Energy	$2,073,266	$179,534	—	$2,252,800

Financials	4,177,679	93,603	—	4,271,282

Other common stocks	8,055,176	—	—	8,055,176

Preferred stocks	406,611	—	—	406,611

Purchased options	46,400	—	—	46,400

Total long-term investments	$14,759,132	$273,137	—	$15,032,269

Short -term investments†	—	677,000	—	677,000

Total investments	$14,759,132	$950,137	—	$15,709,269

Other financial instruments:
Total return swaps	—	$500,489	—	500,489

Total	$14,759,132	$1,450,626	—	$16,209,758

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Total return swaps	—	$537,752	—	$537,752

†	See Schedule of Investments for additional detailed categorizations.

For the period ended January 31, 2013, as a result of fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At January 31, 2013, securities valued at $57,243 were transferred from Level 2 to Level 1 within the fair value hierarchy.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Schedule of Investments (unaudited) (continued)

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of January 31, 2013, the Fund did not hold any credit default swaps.

For average notional amounts of swaps held during the period ended January 31, 2013, see Note 3.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2013, the Fund held total return swaps with credit related contingent features which had a liability position of $537,752. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of January 31, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $3,380,000, which could be used to reduce the required payment.

Notes to schedule of Investments (unaudited) (continued)

(h) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,653,180
Gross unrealized depreciation	(220,838)

Net unrealized appreciation	$2,432,342

During the period ended January 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2012	400,000	$70,000
Options written	—	—
Options closed	(200,000)	(48,000)
Options exercised	—	—
Options expired	(200,000)	(22,000)

Written options, outstanding as of January 31, 2013	—	—

At January 31, 2013, the Fund held the following open swap contracts:

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND	PERIODIC PAYMENTS RECEIVED BY THE FUND	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs	$294,806	1/13/14	Monthly Federal Funds Effective Rate†	Yapi ve Kredi Bankasi AS‡	—	$13,144
Goldman Sachs	295,834	1/13/14	Monthly Federal Funds Effective Rate†	Turkiye Halk Bankasi AS‡	—	6,939
Morgan Stanley & Co. Inc.	149,351	10/2/14	Monthly Federal Funds Effective Rate†	Asustek Computer Inc.‡	—	(10,915)
Morgan Stanley & Co. Inc.	298,865	12/19/13	Monthly Federal Funds Effective Rate†	Total Access Communication Public Co., Ltd.‡	—	389 *
Morgan Stanley & Co. Inc.	930,436	10/6/14	Monthly Federal Funds Effective Rate†	Magnit‡	—	(286,701)
Morgan Stanley & Co. Inc.	6,647	10/6/14	Magnit‡	Monthly Federal Funds Effective Rate†	—	325,579
Morgan Stanley & Co. Inc.	284,505	10/6/14	Monthly Federal Funds Effective Rate†	CITIC Securities Co., Ltd.‡	—	(106,519)
Morgan Stanley & Co. Inc.	149,672	10/2/14	Monthly Federal Funds Effective Rate†	LG Chem Ltd.‡	—	9,854
Morgan Stanley & Co. Inc.	205,879	10/2/14	Monthly Federal Funds Effective Rate†	China Steel Corp.‡	—	(13,895)
Morgan Stanley & Co. Inc.	225,140	10/6/14	Monthly Federal Funds Effective Rate†	Corpbanca‡	—	(51,686)
Morgan Stanley & Co. Inc.	261,800	10/6/14	Monthly Federal Funds Effective Rate†	Minera Frisco SAB de CV‡	—	(3,821)
Morgan Stanley & Co. Inc.	188,597	10/11/13	Monthly Federal Funds Effective Rate†	X5 Retail Group NV‡	—	27,097

Notes to Schedule of Investments (unaudited) (continued)

Morgan Stanley & Co. Inc.	295,437	10/2/14	Monthly Federal Funds Effective Rate†	Charoen Pokphand Foods Public Co., Ltd.‡	—	(20,198)
Morgan Stanley & Co. Inc.	314,875	10/6/14	Monthly Federal Funds Effective Rate†	Powszechna Kasa Oszczednosci Bank Polski SA‡	—	16,881
Morgan Stanley & Co. Inc.	317,206	10/6/14	Monthly Federal Funds Effective Rate†	Bank Pekao SA‡	—	7,015
Morgan Stanley & Co. Inc.	323,979	10/19/13	Monthly Federal Funds Effective Rate†	Cia. Hering‡	—	38,638
Morgan Stanley & Co. Inc.	290,111	10/6/14	Monthly Federal Funds Effective Rate†	PetroChina Co., Ltd.‡	—	(17,927)
Morgan Stanley & Co. Inc.	197,946	10/6/14	Monthly Federal Funds Effective Rate†	Sany Heavy Equipment International Holdings Co., Ltd.‡	—	10,989
Morgan Stanley & Co. Inc.	195,026	10/6/14	Monthly Federal Funds Effective Rate†	Zhuzhou CSR TImes Electric Co., Ltd.‡	—	(13,248)
Morgan Stanley & Co. Inc.	272,738	12/12/13	Monthly Federal Funds Effective Rate†	Fresnillo PLC‡	—	43,964
Morgan Stanley & Co. Inc.	596,859	10/20/14	Monthly Federal Funds Effective Rate†	Brasil Foods SA‡	—	(9,390)
Morgan Stanley & Co. Inc.	1	10/6/14	Monthly Federal Funds Effective Rate†	Corpbanca‡	—	(3,452)

Total	$6,095,710				—	$(37,263)

†	Percentage shown is an annual percentage rate.
‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.
*	Swap contract is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2013.

Primary Underlying Risk	Purchased options, at value	Swap contracts, at value	Total
Equity Risk	$46,400	$(37,263)	$9,137

During the period ended January 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$28,350

Written options†	14,000

Average Notional Balance
Total return swap contracts	$10,246,485

†	At January 31, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Equity Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	March 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	March 26, 2013

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	March 26, 2013